                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2006

                Banc of America Funding 2006-A Trust ____________
             (Exact Name of Issuing Entity as Specified in Charter)

                 Banc of America Funding Corporation ____________
                (Exact Name of Depositor as Specified in Charter)

                Bank of America, National Association ____________
                 (Exact Name of Sponsor as Specified in Charter)

            New York                    333-121559-16            56-139-0085
(State or Other Jurisdiction of    (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)      of Issuing Entity)     Identification No.
                                                               of Depositor)

214 North Tryon Street, Charlotte, North Carolina      28255
     (Address of Principal Executive Offices)       (Zip Code)

Depositor's telephone number, including area code (704) 386-2400

                                       N/A
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 (c). Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          4.1  Pooling and Servicing Agreement, dated January 31, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A.
               and U.S. Bank National Association (including exhibits).

          5.1  Legality Opinion of Hunton & Williams LLP.

          8.1  Tax Opinion of Hunton & Williams LLP (included as part of Exhibit
               5.1).

          10.1 Underwriting Agreement, dated January 27, 2006, between Banc of
               America Funding Corporation and Banc of America Securities LLC
               (including exhibits).

          10.2 Mortgage Loan Purchase Agreement, dated January 31, 2006, between
               Banc of America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.3 Servicing Agreement, dated January 31, 2006, between Banc of
               America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.4 (A) Amended and Restated Master Seller's Warranties and Servicing
               Agreement, dated as of December 1, 2005, by and between Bank of
               America, National Association and Wells Fargo Bank, N.A.

               (B) Amended and Restated Master Mortgage Loan Purchase Agreement,
               dated as of December 1, 2005, by and between Bank of America,
               National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated
               January 31, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association and Wells Fargo Bank, N.A.

          10.5 (A) Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between Bank of America, National
               Association (as successor in interest to Banc of America Mortgage
               Capital Corporation) and Countrywide Home Loans, Inc. (as
               amended).

               (B) Amendment No. 1, dated as of July 1, 2003, by and among Banc of America Mortgage Capital Corporation, Countrywide Home Loans,
               Inc. and Bank of America, National Association.

               (C) Amendment No. 2, dated as of September 1, 2004, by and among
               Banc of America Mortgage Capital Corporation, Countrywide Home
               Loans, Inc. and Bank of America, National Association.

               (D) Amendment Reg AB to the Master Mortgage Loan Purchase and
               Servicing Agreement, dated as of January 1, 2006, by and between
               Countrywide Home Loans, Inc. and Bank of America, National
               Association.

               (E) Assignment, Assumption and Recognition Agreement, dated
               January 31, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association and Wells Fargo Bank, N.A.

          23   Consent of Hunton & Williams LLP (included as part of Exhibit
               5.1).

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANC OF AMERICA FUNDING CORPORATION

                                            By: /s/ Scott Evans
                                                --------------------------------
                                            Name: Scott Evans
                                            Title: Senior Vice President

Date: January 31, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                          Paper (P) or
Exhibit No.   Exhibit Description                                         Electronic (E)
-----------   -------------------                                         --------------

4.1           Pooling and Servicing Agreement, dated January 31, 2006,          E
              by and among Banc of America Funding Corporation, Wells
              Fargo Bank, N.A. and U.S. Bank National Association
              (including exhibits).

5.1           Legality Opinion of Hunton & Williams LLP.                        E

8.1           Tax Opinion of Hunton & Williams LLP (included as part of         E
              Exhibit 5.1).

10.1          Underwriting Agreement, dated January 27, 2006, between           E
              Banc of America Funding Corporation and Banc of America
              Securities LLC (including exhibits).

10.2          Mortgage Loan Purchase Agreement, dated January 31, 2006,         E
              between Banc of America Funding Corporation and Bank of
              America, National Association (including exhibits).

10.3          Servicing Agreement, dated January 31, 2006, between Banc         E
              of America Funding Corporation and Bank of America,
              National Association (including exhibits).

10.4(A)       Amended and Restated Master Seller's Warranties and               E
              Servicing Agreement, dated as of December 1, 2005, by and
              between the Bank of America, National Association and
              Wells Fargo Bank, N.A.

10.4(B)       Amended and Restated Master Mortgage Loan Purchase                E
              Agreement, dated as of December 1, 2005, by and between
              Bank of America, National Association, as purchaser, and
              Wells Fargo Bank, N.A.

10.4(C)       Assignment, Assumption and Recognition Agreement, dated           E
              January 31, 2006, among Bank of America, National
              Association, Banc of America Funding Corporation, U.S.
              Bank National Association and Wells Fargo Bank, N.A.

10.5(A)       Master Mortgage Loan Purchase and Servicing                       E

              Agreement, dated as of April 1, 2003, by and between
              Bank of America, National Association (as successor in
              interest to Banc of America Mortgage Capital
              Corporation) and Countrywide Home Loans, Inc. (as
              amended).

10.5(B)       Amendment No. 1, dated as of July 1, 2003, by and among           E
              Banc of America Mortgage Capital Corporation, Countrywide
              Home Loans, Inc. and Bank of America, National
              Association.

10.5(C)       Amendment No. 2, dated as of September 1, 2004, by and            E
              among Banc of America Mortgage Capital Corporation,
              Countrywide Home Loans, Inc. and Bank of America,
              National Association.

10.5(D)       Amendment Reg AB to the Master Mortgage Loan Purchase and         E
              Servicing Agreement, dated as of December 1, 2005, by and
              between Countrywide Home Loans, Inc. and Bank of America,
              National Association.

10.5(E)       Assignment, Assumption and Recognition Agreement, dated           E
              January 31, 2006, among Bank of America, National
              Association, Banc of America Funding Corporation, U.S.
              Bank National Association and Wells Fargo Bank, N.A.

23            Consent of Hunton & Williams LLP (included as part of             E
              Exhibit 5.1).